UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 15, 2014

EMBASSY BANCORP, INC.

(Exact name of registrant as specified in its charter)

Pennsylvania

(State or other jurisdiction of incorporation)

    000-1449794         26-3339011

    (Commission file number)     (IRS employer ID)

    100 Gateway Drive, Suite 100, Bethleham, Pennsylvania    18017

         (Address of principal executive office)        (Zip Code)

        Registrant's telephone number, including area code – (610) 882-8800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ]  Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

[  ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b)under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

961444.1

Item 5.03Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 15, 2014, the Board of Directors of Embassy Bancorp, Inc. (the “Company”) approved an amendment and restatement of the Company’s Bylaws, which changes were effective immediately upon approval.  Such changes were approved by the Board of Directors following a comprehensive review of the Company’s original bylaws, which included consideration of the bylaws currently in effect for several other bank holding companies chartered in Pennsylvania and having securities registered under Section 12(b) or 12(g) of the Securities Exchange Act of 1934, as amended.

Among other changes, the bylaws were revised to clarify that shareholders who seek to propose business at an annual meeting of shareholders, including with respect to the nomination of directors, must generally ensure that the Company receives such proposal, at its principal office, no less than 120 days prior to the first anniversary of the date of the Company’s proxy statement released to shareholders in connection with the preceding year’s annual meeting.  In addition, the bylaws were revised to set forth the type of information that the Company may require a shareholder to submit in connection with a shareholder nomination for director.  The foregoing changes are set forth in new Section 1.8 of the bylaws.

As a result of its review and update of the bylaws, the Board of Directors also made certain other technical and conforming amendments to the bylaws, including with respect to the following:

•	The date and place at which the annual meeting shall be held each year (Section 1.1);
•

The record date for determining shareholders entitled to receive notice of and to vote at any meeting or to receive any dividend, distribution or allotment of rights or a date for any change, conversion or exchange of shares (Section 1.4);

•	The adjournment of shareholders’ meetings for lack of a quorum (Section 1.5);
•	The fixing of the number of directors (Section 2.1(a));
•	The calling of regular and special meetings of the Board of Directors (Section 2.5);
•	The ability of the Board of Directors to act by unanimous written consent (Section 2.10);
•	The ability of the Board of Directors to elect from its members a lead independent director (Section 2.11);
•	The authority of the Board of Director to appoint such officers as it deems necessary, from time to time (Section 4.1); and
•	The issuance of certificated and uncertificated shares of capital stock of the Company, and the transfer thereof (Article VII).

The foregoing summary of the amendments is qualified in its entirety by reference to the Amended and Restated Bylaws, effective as of August 15, 2014, which are attached hereto and made a part hereof.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

3.2	Amended and Restated Bylaws of Embassy Bancorp, Inc., effective August 15, 2014.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Embassy Bancorp, Inc.

Date: August 19, 2014	By:	/s / Judith A. Hunsicker

	Name:	Judith A. Hunsicker
	Title:	Senior Executive Vice President,
Chief Operating and Financial Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit

3.2	Amended and Restated Bylaws of Embassy Bancorp, Inc., effective August 15, 2014.